Contents of Significant Accounts - Summary of Income Recognized in Profit or Loss from Equity Instruments Designated as Fair Value Through Other Comprehensive Income (Detail) - TWD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Dividend Income [Abstract]
Held at end of period	$ 888,826	$ 1,052,336
Derecognized during the period	0	142,535
Total	$ 888,826	$ 1,194,871